EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 19, 2014 (this “Amendment”), is entered into among NAVIGANT CONSULTING, INC., a Delaware corporation (the “Company”), NAVIGANT CONSULTING (EUROPE) LIMITED, a corporation organized and existing under the laws of England and Wales (the “U.K. Borrower”), NAVIGANT CONSULTING LTD., a corporation organized and existing under the laws of the Province of Ontario (the “Canadian Borrower”, and together with the Company, the U.K. Borrower and certain other Foreign Subsidiaries of the Company party hereto pursuant to Section 2.15 of the Credit Agreement, the “Borrowers” and, each a “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (defined below).

RECITALS

A. The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of May 27, 2011 (as amended and modified from time to time, the “Credit Agreement”).

B. The parties hereto have agreed to amend the Credit Agreement as provided herein.

C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1. Amendments.

(a) Section 3.02. The following paragraph is hereby added at the end of Section 3.02 to read as follows:

Each Lender at its option may make any Credit Extension to any Borrower by causing any domestic or foreign branch or Affiliate of such Lender (each a “Designated Lender”) to make such Credit Extension (and in the case of an Affiliate, the provisions of Sections 3.01 through 3.05 and 11.04 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Credit Extension in accordance with the terms of this Agreement; provided, however, if any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Designated Lender to perform its obligations hereunder or to issue, make, maintain, fund or charge interest with respect to any Credit Extension to any Borrower who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia then, on notice thereof by such Lender to the Company through the Administrative Agent, and until such notice by such Lender is revoked, any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension shall be suspended. Upon receipt of such notice, the Loan Parties shall, take all reasonable actions requested by such Lender to mitigate or avoid such illegality.

(b) Section 8.01. The “.” at the end of clause (o) in Section 8.01 of the Credit Agreement is hereby replaced with “; and” and a new clause (p) is hereby added immediately following clause (o) to read as follows:

(p) Liens securing Indebtedness permitted by Section 8.03(h); provided that the Indebtedness secured thereby shall not exceed $10,000,000 in the aggregate at any time outstanding.

(c) Section 8.03. Section 8.03(h) of the Credit Agreement is hereby amended to read as follows:

(h) other Indebtedness in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding; and

2. Effectiveness; Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrowers, the Guarantors and the Required Lenders.

(b) Payment by the Loan Parties of the reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, incurred in connection with this Amendment, in each case to the extent invoiced in reasonable detail on or prior to the Business Day immediately preceding the date hereof.

3. Ratification of Credit Agreement. Each of the Loan Parties acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, except as expressly amended by this Amendment. This Amendment shall constitute a Loan Document.

4. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, or, if such consent is required, it has been obtained.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of such Loan Party’s Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to such Loan Party or any of its Subsidiaries.

5. Representations and Warranties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format shall be effective as an original.

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

10. Severability. If any provision of any of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:	NAVIGANT CONSULTING, INC.,
a Delaware corporation

	By:	/s/ Lucinda M. Baier
	Name:	Lucinda M. Baier
	Title:	Executive Vice President and Chief Financial Officer

U.K. BORROWER:	NAVIGANT CONSULTING (EUROPE) LIMITED,
a corporation organized and existing under the laws
of England and Wales

	By:	/s/ Scott S. Harper
	Name:	Scott S. Harper
	Title:	Director

CANADIAN BORROWER:	NAVIGANT CONSULTING LTD.,
a corporation organized and existing under the laws
of the Province of Ontario

	By:	/s/ Lucinda M. Baier
	Name:	Lucinda M. Baier
	Title:	Vice President

GUARANTORS:	NAVIGANT ECONOMICS, LLC,
a Delaware limited liability company

	By:	/s/ David E. Wartner
	Name:	David E. Wartner
	Title:	Vice President and Controller

NCI HEALTHCARE, LLC,
a Delaware limited liability company

	By:	/s/ David E. Wartner
	Name:	David E. Wartner
	Title:	Vice President and Controller

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer, Swing Line Lender and U.K. Swing Line Lender

	By:	/s/ Carlos Morales
	Name:	Carlos Morales
	Title:	SVP

BANK OF AMERICA, N.A. (CANADA BRANCH), as Canadian Lender

	By:	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

RBS CITIZENS, N.A., as Lender

	By:	/s/ R. Michael Newton
	Name:	R. Michael Newton
	Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION, as Lender

	By:	/s/ Kathleen D. Schurr
	Name:	Kathleen D. Schurr
	Title:	Vice President

TD BANK, N.A., as Lender

	By:	/s/ Mark Hogan
	Name:	Mark Hogan
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

	By:	/s/ Patrick Flaherty
	Name:	Patrick Flaherty
	Title:	Vice President

FIFTH THIRD BANK, as Lender

By:	/s/ Brad McDougall
Name:	Brad McDougall
Title:	Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Brett Miller
Name:	Brett Miller
Title:	SVP

UNION BANK, N.A., as Lender

By:	/s/ Omar Vega
Name:	Omar Vega
Title:	AVP

UNION BANK, CANADA BRANCH, as Lender

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Vice President

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Patrick Cowan
Name:	Patrick Cowan
Title:	Senior Vice President